Exhibit 32.1

Certification by Chief Executive Officer of Annual Report

I, Richard McBee, Chief Executive Officer of Mitel Networks Corporation (“Mitel”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Transition Report on Form 10-K of Mitel, for the eight-month period ended December 31, 2013 filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Mitel.

Dated: March 31, 2014	/s/ Richard McBee
Name: Richard McBee Title: Chief Executive Officer & President